EXHIBIT 10.29

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                           STANDARD FORM OF LOFT LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.
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AGREEMENT OF LEASE, made as of this 14TH day of JANUARY in the year 2008, between 42-52 WEST 39 STREET LLC, c/o ADAMS & COMPANY REAL ESTATE, LLC, 411 Fifth Avenue, 9th Floor, New York, NY 10016 party of the first part, hereinafter referred to as OWNER, and BLUEFLY, INC., a New York corporation (I.D.#13-3612110) party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner the ENTIRE NINTH(9TH) FLOOR AS SHOWN ON THE FLOOR PLAN ATTACHED in the building known as 42-52 WEST 39TH STREET in the Borough of MANHATTAN, City of New York, for the term of FOUR (4) YEARS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1ST day of JUNE in the year TWO THOUSAND AND EIGHT, and to end on the 31ST day of MAY in the year TWO THOUSAND AND TWELVE, and both dates inclusive, at the annual rental rate of THREE HUNDRED SIX THOUSAND SEVEN HUNDRED TWENTY ($306,720.00) DOLLARS (HEREIN CALLED BASE
RENT) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any setoff or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

        The parties hereto, for themselves, their heirs, distributes, executors, administrators, legal representative, successors and assigns, hereby covenant as follows:

RENT:

1.   Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

2. Tenant shall use and occupy the demised premises for GENERAL AND EXECUTIVE OFFICES, AND STORAGE OF APPAREL, ACCESSORIES AND HOME PRODUCTS provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

ALTERATIONS:

3. Tenant shall make no structural changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises, using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof, and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry, and will cause Tenant's contractors and sub-contractors to carry, such worker's compensation, commercial general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty (30) days thereafter, at Tenant's expense, by payment or filing a bond as permitted by law. All fixtures and all paneling, partitions, railings and like installations permanently fixed in the demised premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty (20) days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give
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Owner title to, or to prevent Tenant's removal of, trade fixtures, moveable office furniture and equipment, but upon removal of same from the demised premises, or upon removal of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the demised premises to the condition existing prior to any such installations, and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the demised premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the demised premises by Owner, at Tenant's expense.

REPAIRS:

4. Owner shall maintain and repair the exterior of and the public portions of the building including structure and infrastructure Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building), the windows and window frames, and the fixtures and appurtenances therein, and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by, or resulting from, the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from Tenant's conduct or omission, when required by other provisions of this lease, including article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten (10) days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises, or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

WINDOW CLEANING:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law, or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried
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by or for the benefit of Owner, or which shall or might subject Owner to any liability or responsibility to any person, or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the demised premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the demised premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate of good standing that Owner may request. SEE ADDENDUM

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of, or damage to, any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by, or due to, the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to, Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent, nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE, AND OTHER CASUALTY:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by, and at the expense of, Owner, and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the demised premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the demised premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within ninety (90) days after such fire or casualty, or thirty (30) days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than sixty (60) days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease, and Tenant shall forthwith quit, surrender and vacate the demised premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date, and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the demised premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the demised premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding anything contained to the contrary in subdivisions (a) through (e) hereof, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible, and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten (10) days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant, and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term, and provided further such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority interest in any partnership or other legal entity which is Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation, and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.(1)

ACCESS TO PREMISES:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building, or which Owner may elect to perform in the demised premises after Tenant's failure to make repairs, or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use, maintain and replace pipes, ducts, and conduits in and through the demised premises, and to erect new pipes, ducts, and conduits therein provided, wherever possible, that they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction, nor shall Tenant be entitled to any abatement of rent while such work is in progress, nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six (6) months of the term for the purpose of showing the same to prospective tenants, and may, during said six (6) months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly, and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this lease or Tenant's obligation hereunder. SEE ADDENDUM

VAULT, VAULT SPACE, AREA:

14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability, nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised

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(1)  RIDER TO BE ADDED IF NECESSARY
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premises are a part. Tenant has inspected the demised premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the demised premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for, and shall procure and maintain, such license or permit.

BANKRUPTCY:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant (or a guarantor of any of Tenant's obligations under this lease) as the debtor; or (2) the making by Tenant (or a guarantor of any of Tenant's obligations under this lease) of an assignment or any other arrangement for the benefit of creditors under any state statute Provided rent is paid timely, Tenant shall have sixty (60) days to vacate an involuntary proceeding. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised, but shall forthwith quit and surrender the demised premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. SEE ARTICLE #70

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant, as and for liquidated damages, an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If the demised premises or any part thereof be relet by Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the demised premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted, or if this lease be rejected under [sec]365 of Title 11 of the U.S. Code (Bankruptcy Code); or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall be in default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder; or if Tenant fails to move into or take possession of the demised premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default, and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (I) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall be in default in the payment of the rent reserved herein or any item of additional rent herein mentioned, or
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any part of either, or in making any other payment herein required; then, and in any of such events, Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of the demised premises, and remove their effects and hold the demised premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the demised premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease, and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay to Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the demised premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising, and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under, or by virtue of, any of the terms or provisions in any article of this lease, after notice if required, and upon expiration of the applicable grace period, if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately, or at any time thereafter, and without notice, perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing, or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefore. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

20. Owner shall have the right, at any time, without the same constituting an eviction and without incurring liability to Tenant therefore, to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building, and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors, as Owner may deem necessary, for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected, the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the demised premises or the building, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as-is" on the date possession is tendered, and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises, and the building of which the same form a part, were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, "broom-clean", in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease, or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday, unless it be a legal holiday, in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured, or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into possession of the demised premises, or to occupy premises other than the demised premises, prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this lease, or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach, and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant, or receipt by Owner, of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent, or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease, and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the demised premises.

WAIVER OF TRIAL BY JURY:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall, and they hereby do, waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of demised premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession, including a summary proceeding for possession of the demised premises, Tenant will not interpose any counterclaim, of whatever nature or description, in any such proceeding, including a counterclaim under Article 4, except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be supplied, or is unable to make, or is delayed in making, any repairs, additions, alterations or decorations, or is unable to supply, or is delayed in supplying, any equipment, fixtures or other materials, if Owner is prevented or delayed from doing so by reason of strike or labor troubles, or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions, or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency, or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

28. Except as otherwise in this lease provided, any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this lease) and shall be deemed to have been properly given, rendered or made, if sent by registered or certified mail (express mail, if available), return receipt requested, or by courier guaranteeing overnight delivery and furnishing a receipt in evidence thereof, addressed to the other party at the address hereinabove set forth (except that after the date specified as the commencement of the term of this lease, Tenant's address, unless Tenant shall give notice to the contrary, shall be the building), and shall be deemed to have been given, rendered or made (a) on the date delivered, if delivered to Tenant personally, (b) on the date delivered, if delivered by overnight courier or (c) on the date which is two (2) days after being mailed. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demand or other communications intended for it. Notices given by Owner's managing agent shall be deemed a valid notice if addressed and set in accordance with the provisions of this Article. At Owner's option, notices and bills to Tenant may be sent by hand delivery.

WATER CHARGES:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Owner shall be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation. Throughout the duration of Tenant's occupancy, Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. In the event Tenant fails to maintain the meter and installation equipment in good working order and repair (of which fact Owner shall be the sole judge) Owner may cause such meter and equipment to be replaced or repaired, and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and in the event Tenant defaults in the making of such payment, Owner may pay such charges and collect the same from Tenant as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent or levy which now or hereafter is assessed, imposed or a lien upon the demised premises, or the realty of which they are a part, pursuant to any law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, the water system or sewage or sewage connection or system. If the building, the demised premises, or any part thereof, is supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Owner, as additional rent, on the first day of each month, % ($ NONE) of the total meter charges as Tenant's portion. Independently of, and in addition to, any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant, or paid by Owner, for any of the reasons or purposes hereinabove set forth.(1)

SPRINKLERS:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system, or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by said Exchange or any other body making fire insurance rates, or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required, whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ NONE, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.(1)

ELEVATORS, HEAT, CLEANING:

31. As long as Tenant is not in default under any the covenants of this lease, beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 7 a.m. to 10 p.m. and on Saturdays from 8 a.m. to 6 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days, Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 7 a.m. to 10 p.m. and on Saturdays from 8 a.m. to 6 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ person or persons, or corporations approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect, and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident or emergency, or for repairs,

--------------------------------------------------------------------------------
(1)  RIDER TO BE ADDED IF NECESSARY
alterations, replacements or improvements, which in the judgment of Owner are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

SECURITY:

32. Tenant has deposited with Owner the sum of $15,080.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent, or any other sum as to which Tenant is in default, or for any sum which Owner may expend, or may be required to expend, by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the demised premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the case of every such use, application or retention, Tenant shall, within five (5) days after demand, pay to Owner the sum so used, applied or retained which shall be added to the security deposit so that the same shall be replenished to its former amount. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the lease, and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee, and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber, or attempt to assign or encumber, the monies deposited herein as security, and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.(1) SEE ARTICLE #56

CAPTIONS:

33. The Captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession for the time being, of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or conveyance, assignment or transfer of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or transferee at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays, and those designated as holidays by the applicable building service union employees service contract, or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or

--------------------------------------------------------------------------------
(1)  RIDER TO BE ADDED IF NECESSARY
authorized to cause such excavation, a license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building, of which demised premises form a part, from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rules or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rules or Regulations for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rules or Regulations upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing, upon Owner, within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant, and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

GLASS:

37. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. SEE ADDENDUM

ESTOPPEL CERTIFICATE:

38. Tenant, at any time, and from time to time, upon at least ten (10) days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any default by Owner under this lease, and, if so, specifying each such default and such other information as shall be required of Tenant.

DIRECTORY BOARD LISTING:

39. If, at the request of, and as accommodation to, Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons or entities other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such persons or entities.

SUCCESSORS AND ASSIGNS:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building and any rental income for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under, or with respect to, this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:          ___________________________________________   [CORP.
__________________________  42-52 WEST 39 STREET LLC                       SEAL]
                            ___________________________________________
Witness for Tenant:         BY: ADAMS & COMPANY REAL ESTATE, LLC, AGENT   [L.S]
__________________________  ___________________________________________
                            BLUEFLY, INC.
                            ___________________________________________   [CORP.
                            BY:                             /       /08    SEAL]

                                 ACKNOWLEDGEMENT

STATE OF NEW YORK,
                           SS.:
COUNTY OF

   On the ___________________ day of _______________ in the year_______________, before me, the undersigned, a Notary Public in and for said State, personally appeared ___________________________________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
                                            ____________________________________
                                                          NOTARY PUBLIC

                             IMPORTANT - PLEASE READ

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 36.

    1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

    2. The water and wash closest and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substance shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by Tenant, whether or not caused by Tenant, its clerks, agents, employees or visitors.

    3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and Tenant shall not sweep or throw, or permit to be swept or thrown substances from the demised premises, any dirt or other substance into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building, and Tenant shall not use, keep, or permit to be used or kept, any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

    4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

    5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the building, or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the demised premises. In the event of the violation of the foregoing by Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted, or affixed for Tenant by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

    6. Tenant shall not mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

    7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or mechanism thereof. Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys, so furnished, Tenant shall pay to Owner the cost thereof.

    8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the demised premises only on the freight elevators and through the service entrances and corridors, and only during hours, and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building, and to exclude from the building all freight which violates any of these Rules and Regulations of the lease, of which these Rules and Regulations are a part.

    9. Tenant shall not obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and Tenant shall cooperate to prevent the same.

    10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Tenant shall be responsible for all persons for whom it requests such pass, and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

    11. Owner shall have the right to prohibit any advertising by Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

    12. Tenant shall not bring, or permit to be brought or kept, in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors, to permeate in, or emanate from, the demised premises.

    13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other tenants in the beneficial use of their premises.

    14. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations, of all state, federal, municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 14, and, at Tenant's sole cost and expense, shall indemnity, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

ADDRESS 42-52 WEST 39TH STREET

PREMISES ENTIRE 9TH FLOOR
=============================================                           =============================================
            TO BLUEFLY, INC.                                            DATED    JANUARY 14,   IN THE YEAR   2008

                                                                        RENT PER YEAR       $306,720.00

=============================================                           RENT PER MONTH      $25,560.00
            STANDARD FORM OF

                                                                        TERM 4 YRS.
                LOFT                                                    FROM 6/1/08
   [LOGO]                     [LOGO]                                    TO  5/31/12
                LEASE

    THE REAL ESTATE BOARD OF NEW YORK, INC.                             DRAWN BY RB/MC
     Copyright 2004. All rights Reserved.                               CHECKED BY....................................
 Reproduction in whole or in part prohibited.                           ENTERED BY....................................
                                                                        APPROVED BY...................................

=============================================                           ==============================================
Company:  ADAMS & COMPANY REAL ESTATE, LLC                                                    S/N: PCF5-03396
          ------------------------------------------------------------------------------------------------------------
Provided by: LEASING DEPARTMENT                   Printed using Software from Professional Computer Forms Co. v. 12/04
             ---------------------------------------------------------------------------------------------------------

                      [DETAILS OF BLUEFLY, INC. FLOORPLAN]

42 WEST 39TH STREET                                                    9TH FLOOR
NEW YORK, NEW YORK                        ALL DIMENSIONS ARE APPROXIMATE AND ARE
                                           SUBJECT TO NORMAL BUILDING VARIANCES.

                                ============
                                |   MECH   |
                                ============

          |-------|
----------| WOMEN |                                          |------------------
  |   |   ---------                                          | UP------------| |
  |   |   |V|     |                                          |               | |
  |   |   |E|     |                                          | DN------------| |
  |   |   |N| MEN |                                          | -----------------
  |   |   |T|     |                                          |
  |   |   ---------                                          |     ------------|
  |   |                                                             | V | F |  |
 DN   UP                                                            | E | L |  |
                                                                    | N | U |  |
----------|                                                         | T | E |  |
PASSENGER |                                                         -----------
ELEVATOR  |                                                         -----------|
----------|                                                           FREIGHT  |
----------|                                                         | ELEVATOR |
PASSENGER |                      BLUEFLY, INC.                      |          |
ELEVATOR  |                                                         -----------
----------|                                                         -----------|
----------|                                                           FREIGHT  |
PASSENGER |                                                         | ELEVATOR |
ELEVATOR  |                                                         |          |
----------|                                                         -----------|

                           ======================
                            42 WEST 39TH STREET

[LWC DESIGN LOGO]                                   [ADAMS & COMPANY, LLC. LOGO]

                                                                     INITIALS
                                                                   ------------
                                                                   -----
                                                                   -----
                                                                   ------------

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

                                   ELECTRICITY
                                   -----------

         (a) Electric current shall be supplied, by Landlord and Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at terms and rates set by Landlord in subparagraph (b) below. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect in the amount computed from a meter. In the event that such bills are not paid within fifteen (15) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. Landlord shall not in any way be liable or responsible for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's electrical requirements. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants of the building. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. Landlord may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefor or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such notice of discontinuance Landlord shall permit Tenant to receive such service direct from a public utility company. Tenant shall make no alteration or addition to the electric equipment and/or appliances without prior written consent of Landlord in each instance. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill and paid by Tenant to Landlord.

         (b) The Tenant shall purchase electricity from the Landlord or Landlord's Agent at a charge which shall be computed by adding 10% to the total of (1) the meter readings for energy use, the demand, and fuel adjustments under Consolidated Edison Service Classification 4 or like or similar rate by any other utility company servicing the building, and (2) all taxes imposed on each of such components plus sales tax. All charges incurred by the Tenant under this Article shall be additional rent and collectible by the Landlord as such.

                                                                     INITIALS
                                                                   ------------
                                                                   -----
                                                                   -----
                                                                   ------------

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

If there is a conflict between the provisions of the Standard Form Lease and the printed riders, the provisions of the riders shall prevail:

41. It is specifically understood and agreed that this lease is offered to the Tenant for signature by the Managing Agent of the building solely in its capacity as such Agent and subject to the Landlord's acceptance and approval, and that the Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind the Landlord or its Agent until such time as the Landlord has approved said lease and same is executed and delivered to the Tenant.

42. The Tenant will indemnify and save harmless the Landlord from and against any and all liability, penalties, losses, damages, expenses, suits and judgments arising from injury during the term of this lease to person or property of any nature, in the building of which the demised premises form a part from any matter or thing growing out of the use or occupation of the demised premises and the Tenant agrees throughout the term of this lease to keep the Landlord insured against General Public Liability in limits of no less than $3,000,000. combined single limit per occurrence; $3,000,000. general aggregate. Such policies of insurance or certificates thereof shall be obtained by the Tenant and delivered to the Landlord showing the payment of the premium thereon. On the failure of the Tenant to obtain and pay for such insurance, the Landlord may, but shall not be obligated to, procure the same and pay the premiums thereon, and the cost thereof shall be added to the monthly rent next due and shall be collectible as additional rent.

43. Prior to installing new or additional air conditioning unit or units in the premises, the Tenant shall first obtain the written consent of the Landlord or its Managing Agent. Tenant shall pay for all electrical current consumed in the operation thereof. In the event such unit or units utilize circulating water, it shall be equipped with an approved water conserving device and in connection therewith, Tenant shall install and maintain in good working order, at its own cost and expense, a water meter which shall meter all make-up water used in such air conditioning equipment and shall pay for such water as per meter reading and in addition thereto, sewerage or any other charge, tax or levy which now or hereafter is imposed by the City of New York in connection with said use of water. Any charge for electricity or water consumed as herein provided, shall be deemed to be additional rent and payable as such.

44. If the Landlord or any successor in interest be an individual, joint venture, tenancy in common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals (all of which are referred to below, individually and collectively, as an "unincorporated Landlord"), then, anything elsewhere to the contrary notwithstanding, Tenant shall look solely to the estate and property of such unincorporated Landlord in the land and building of which the leased premises are a part, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of the lease to be observed and/or performed by Landlord, and no other property or assets of such unincorporated Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

45. The provisions of Article #19 of this lease shall apply to any action or special proceeding the Landlord may institute should the Tenant fail to vacate the premises at the expiration of the term of this lease.

                                                                     INITIALS
                                                                   ------------
                                                                   -----
                                                                   -----
                                                                   ------------

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

46. (a) The term "base year" as applied to real estate taxes, shall mean the City of New York tax year July 1, 2007 to June 30, 2008.

     (b) In the event that the real estate taxes payable with respect to the building and the land on which it is located, during any lease year shall be greater than the amount of such taxes due and payable during the base year, whether by reason of an increase in either the tax rate or the assessed valuation or by reason of the levy, assessment or imposition of any tax on real estate as such, not now levied, assessed or imposed, or for any other reason, Tenant shall pay to Landlord, as additional rent for the lease year in which such increase occurs, an amount equal to 6.39% of the difference between the amount of such tax or installment and the corresponding tax or installment paid during the base year. Such additional rent shall be paid in twelve (12) equal monthly installments beginning on the first day of the month next succeeding receipt by the Tenant of a bill therefor. The amount of such taxes actually paid by Landlord during the base year shall determine the amount of additional rent payable under this paragraph (b) until, as the result of a final determination in legal proceedings or otherwise, the amount of such taxes shall be reduced. In the event of such final determination, the reduced amount of such taxes shall thereafter be the base tax upon which shall be determined the amount of additional rent payable by Tenant pursuant to this paragraph (b), the additional rent theretofore payable hereunder shall be recomputed on the basis of such reduction, unless the taxes for any subsequent year exceeds the original tax prior to reduction, in which event the base tax shall be the original tax and Tenant shall pay to the Landlord such additional rent in twelve (12) equal monthly installments after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof due as the result of such recomputation. THE BILL FOR ADDITIONAL RENT UNDER
THIS PARAGRAPH (B) SHALL BE ACCOMPANIED BY COPIES OF THE TAX BILLS REFERRED TO HEREIN. If Landlord shall be the lessee under an underlying lease, the term "real estate taxes" as used in this paragraph (b) shall be deemed to mean and include the amounts payable as additional rental under said underlying lease based on the taxes payable with respect to said building and land.

     (c) If the amount of additional rent payable by Tenant pursuant to the foregoing paragraph (b) shall be affected by any application filed by or on behalf of Landlord for a reduction in the assessed valuation of the said building and land or by any proceedings instituted by or on behalf of Landlord in a court of competent jurisdiction for judicial review of said assessed valuation, and if, after Tenant shall have made a payment of additional rent under said paragraph (b) Landlord shall receive a refund of any portion of the real estate taxes on which such payment shall have been based as the result of any such application or proceeding, Landlord shall pay to Tenant 6.39% of the refund less any amount owing by Tenant for expenses in connection therewith as provided in the preceding sentence. Nothing in this paragraph (c) contained shall be deemed or construed to require Landlord to pay to Tenant any portion of a refund of taxes paid by Landlord during the base year.

     (d) Tenant shall also pay to Landlord, within thirty (30) days after the same shall be payable by Landlord and as additional rent for the lease year in which the same shall be so payable, an amount equal to 6.39% of any assessment or installment thereof for public betterments or improvements which may be levied upon the said land and building.

                                                                     INITIALS
                                                                   ------------
                                                                   -----
                                                                   -----
                                                                   ------------

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

47. Commencing June 1, 2009, the annual base rental then payable shall be increased by an amount equal to three and one-half (3 1/2%) per cent of such annual base rental amount then payable. Thereafter, on each June 1st through the expiration, the annual base rental then payable, on the appropriate June 1st, shall be increased by an amount equal to three and one-half (3 1/2%) per cent of the annual base rental amount for the year preceding the June 1st in question. It being the intention of the parties that the annual rental set forth herein shall be cumulatively increased by a compounded three and one-half (3 1/2%) per cent per annum.

48. If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

     (a) 1/12 of the highest base annual rental rate set forth on page one of this lease times 1.5, plus

     (b) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus

     (c) those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired,

which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this lease.

     The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

49. Tenant's obligation to pay additional rent under this lease for the final lease year shall survive the expiration of the term of this lease, and any additional rent due for any partial lease year shall be prorated.

50. If Tenant is late in making any payment due to Landlord from Tenant under this lease for TEN (10) or more days, Tenant shall pay Landlord a late charge of $.05 for each $1.00 which remains unpaid after such period to compensate Landlord for additional expense in processing such late payment. In addition, if Tenant is late in making any payment due to Landlord under this lease for TEN
(10) or more days, then interest shall become due and owing on such payment and shall be paid by Tenant to Landlord from the date when it was due until the date payment is made, computed at a rate equal to the lesser of eighteen (18%) per cent per annum or the highest rate permitted by law.

51. All charges which are the obligation of the Tenant shall be additional rent and collectible as such.

                                                                     INITIALS
                                                                   ------------
                                                                   -----
                                                                   -----
                                                                   ------------

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

52. The Landlord agrees to accept checks in payment of any obligations of the Tenant under this lease provided, however, they are drawn on a bank, which has an office or branch in the City of New York. In the event any check tendered in payment of rent or additional rent is dishonored for any reason whatsoever, its substitute shall be a certified or bank check and all future checks tendered to the Landlord shall be certified or bank checks.

53. Every notice, invoice, or demand given by the Landlord to the Tenant for any item of additional rent under this lease shall be conclusive and binding upon the Tenant unless within 30 days after the giving of such notice, invoice or demand the Tenant shall notify the Landlord in writing as required by the pertinent provisions of this lease that the Tenant disputes the correctness of the notice, invoice or demand, specifying the particular item claimed to be incorrect. In the event the dispute shall not thereafter be settled by agreement between the parties within 30 days thereafter the Landlord shall within the next 90 days institute a summary proceeding or an action to determine the issue. During the pendency of such action or proceeding the Tenant shall pay all of the items on such notice, invoice or demand including the disputed items without prejudice to Tenant's position on such disputed items and in the event there is a final determination in Tenant's favor the Landlord shall forthwith refund to the Tenant the amount overpaid.

54.  INTENTIONALLY DELETED.

55.  INTENTIONALLY DELETED.

56. The security on deposit as set forth in Article #32 hereof is not new security but security to be transferred from the lease dated February 12, 1997, between the Landlord and Pivot Rules, Inc., as tenant, covering the demised premises, which tenant changed its name to the Tenant herein.

     Said security has been deposited in a New York bank, in an interest-bearing account and the interest earned thereon shall accrue to Tenant less one (1%) per cent to be retained by the Landlord as an administrative charge.

57. (A) Subject to the provisions of paragraph (F) of this Article, the provisions of Article #11 of this lease are amended to the extent that, Landlord agrees that it will not withhold its consent unreasonably to a subletting of the entire demised premises or an assignment of this lease provided that (a) as to a sublease, Tenant delivers to Landlord a copy of the proposed sublease in form to be executed, together with reasonably detailed statements of the proposed subtenant's business and financial references; (b) as to an assignment, Tenant delivers to Landlord reasonably detailed statements of the proposed assignee's business and financial references; (c) the purpose for which the proposed subtenant or assignee intends to use the demised premises are uses expressly permitted by and not expressly prohibited by this lease; (d) the date when the proposed sublease or assignment is to become effective is at least 30 days after the submission to Landlord of the aforesaid documentation; (e) Tenant shall not be in default in the performance of any of its obligations under this lease; (f) the proposed subtenant or assignee is not then a tenant of any space in the building of which the demised premises form a part; (g) no advertisement with respect to the demised premises shall quote a rental below that of the demised premises or comparable space in the building; (h) any request for consent to such subletting or assignment shall be made by notice pursuant to the provisions of Article #28 of this lease.

                                                                     INITIALS
                                                                   ------------
                                        (continued)                -----
                                                                   -----
                                                                   ------------

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

57.  (continued)

     (B) Any such subletting or assignment shall not release the Tenant herein from any liability or responsibility under the terms, covenants or conditions of the within lease.

     (C) It is expressly agreed that in the event of an assignment, the Assignee shall assume all the obligations of the lease jointly with the Tenant herein, and the Tenant shall deliver to the Landlord a duplicate-original of such assignment and the assumption by the Assignee, duly executed and acknowledged by the Tenant and such Assignee as soon as same has been executed.

     (D) No further or additional subletting of the demised premises or assignment of this lease shall be made, except with the prior written approval of the Landlord pursuant to this Article.

     (E) It is further understood and agreed that the Tenant shall designate Adams & Co. Real Estate, Inc. as Tenant's exclusive Agent to effect any sublet, assignment or release, and Tenant shall pay to Adams & Company Real Estate, LLC upon the execution of such subleasing, assignment or release, a commission computed in accordance with the rates and rules established by Adams & Company Real Estate, LLC. SUCH EXCLUSIVE SHALL BE LIMITED TO NINETY (90) DAYS ONLY, AFTER TENANT SUBMITS A REQUEST, HOWEVER, IF TENANT OBTAINS ITS OWN SUBTENANT OR ASSIGNEE, NO COMMISSION SHALL BE DUE, OWING OR PAYABLE TO ADAMS & COMPANY REAL ESTATE, LLC.

     (F) Notwithstanding the provisions of this Article, in the event Tenant requests Landlord's consent to a subletting of the entire demised premises or an assignment of this lease, Landlord shall have the right to cancel and terminate this lease as of the effective date set for such proposed subletting or assignment by giving Tenant notice to that effect within 30 days from the receipt of such request and thereupon, on such effective date, this lease shall terminate and come to an end as though that were the date originally set forth for the termination of this lease. Tenant agrees to vacate and surrender possession of the premises to the Landlord on or before said date, leaving same broom clean, in good order and condition. Thereupon, both parties will be released and relieved from further liability under the within lease, except that Tenant's obligations to perform all of the terms, obligations and covenants, including the obligation to pay rent and additional rent, up to and including the date of termination, shall survive such termination. LANDLORD FURTHER
AGREES THAT IF LANDLORD DOES CANCEL AND TERMINATE THIS LEASE AS PER THIS ARTICLE, IT SHALL NOT LEASE THE PREMISES TO THE TENANT'S PROPOSED SUBTENANT.

     (G) IF, IN THE EVENT OF A SUBLETTING ALLOWED BY THE LANDLORD, THE RENTAL FOR THE SUBLET SPACE IS ABOVE THE BASE RENTAL (PLUS ALL ADDITIONAL RENT DUE TO LANDLORD) PER SQUARE FOOT OF RENTABLE SPACE, THAT PORTION OF THE SUBLET RENT AND ADDITIONAL RENT ABOVE THE BASE RENTAL (PLUS ALL ADDITIONAL RENT DUE LANDLORD) SHALL BE DIVIDED EQUALLY BETWEEN THE LANDLORD AND TENANT HEREIN AND THE LANDLORD'S SHARE SHALL BE DEEMED ADDITIONAL RENT UNDER THIS LEASE AND PAYABLE WITHIN TEN (10) DAYS AFTER RECEIPT THEREOF BY THE TENANT TO THE LANDLORD.

58. IT IS UNDERSTOOD AND AGREED THAT PORTIONS OF THE DEMISED PREMISES MAY BE USED AND OCCUPIED BY CORPORATIONS, COMPANIES OR FIRMS AFFILIATED WITH THE TENANT, TO BE USED FOR THE PURPOSES FOR WHICH THE PREMISES HAVE BEEN LEASED AS SET FORTH IN ARTICLE #2 HEREOF. THIS SHALL NOT, HOWEVER, RELIEVE THE TENANT HEREIN FROM ANY LIABILITY OR RESPONSIBILITY UNDER THE WITHIN LEASE.

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

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

59. Subject to all of the terms and conditions of Article #3 of the within lease, permission is hereby granted to the Tenant to make, at its own cost and expense, all alterations, improvements and installations in the demised premises.

     Prior to the commencement of any and all work and installations, Tenant shall submit to the Landlord or its Managing Agent, for its approval in writing, plans and specifications for all work and installations, which approval Landlord agrees shall not be unreasonably withheld or delayed. All work shall be in strict conformity with all rules, regulations and ordinances of any governmental authority or bureau having jurisdiction thereof, including the New York Board of Fire Underwriters or any other similar body, and the Tenant agrees to procure any permits needed in connection with such work prior to the commencement thereof.

     In the event the Tenant is required to do any work in connection with the building sprinkler system, water and/or electrical risers or any other building riser or facility, the Tenant agrees that all work in connection therewith shall be done by plumbing, electrical, sprinkler and/or other contractors APPROVED by the Landlord at the Tenant's sole cost COMPETITIVE IN PRICE WITH SIMILAR CONTRACTORS. Tenant further agrees that it shall require its contractors and/or sub-contractors to furnish the Landlord with Certificates of Insurance for Workers' Compensation, Public Liability and Property Damage, as provided for in Article #3 of this lease and otherwise comply with the terms and conditions of this lease and particularly Article #3 thereof.

60. Notwithstanding the hours mentioned in Article #31 of this lease, the Tenant shall have access to the demised premises seven (7) days per week, twenty-four (24) hours per day, either by manned personnel or, at the option of the Landlord, by the card access system.

     In the event of the card access system, Tenant shall be issued two (2) access cards at no charge. Additional cards shall be available at the cost of $15.00 per card, and the cost to replace a lost or stolen card shall be $15.00. Procedure for the proper activation of the card access system shall be obtained upon Tenant's request to Landlord's Managing Agent.

61. It shall be the Tenant's responsibility to apply in writing to the Operations Department of the Landlord's office, Attention: Kenneth G. Walsh, any requests for directory or elevator listings (where available) not less than three (3) weeks prior to the effective date that the Tenant requires the posting of such listing. The Landlord will provide the first such listing at the Landlord's expense, and any subsequent changes, or additions will be charged to the Tenant's account at the Landlord's cost. THE LANDLORD SHALL PROVIDE, AT NO ADDITIONAL COST TO THE TENANT NO MORE THAN FOUR (4) NAMES IN THE MAIN LOBBY DIRECTORY BOARD OF THE BUILDING.

62. Tenant represents that it dealt with no broker except ADAMS & COMPANY REAL ESTATE, LLC. Tenant agrees to hold Landlord and ADAMS & COMPANY REAL ESTATE, LLC harmless from and against any and all claims or demands for brokerage commissions arising out of or in connection with the execution of this lease or any conversations or negotiations thereto with any broker other than the above named broker. LANDLORD SHALL BE OBLIGATED TO PAY THE COMMISSION TO THE ABOVE NAMED BROKER.

63.  INTENTIONALLY DELETED PRIOR TO EXECUTION.

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

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

64.  INTENTIONALLY DELETED PRIOR TO EXECUTION.

65.  INTENTIONALLY DELETED.

66. It is understood and agreed that the two (2) ten (10) ton air cooled air conditioning units now in the demised premises are the property of the Landlord and the Tenant shall have the use thereof during the term of this lease. In consideration thereof, the Tenant agrees to maintain and keep in good repair the said units and in addition, obtain a maintenance contract, at Tenant's sole cost and expense, with a supplier acceptable to the Landlord. Such maintenance contract shall be in force for the term of the lease and a copy will be kept on file in the Managing Agent's office, the most recent of which shall cover the period for the coming year.

     The said air conditioning units shall be surrendered by the Tenant together with the premises as part thereof, at the expiration or prior termination of this lease, or any renewal or extension thereof, in good order and condition, ordinary wear excepted.

67. It is understood and agreed that the Landlord shall have the windows of the demised premises washed every four (4) months during the term of this lease, and the Tenant shall pay the cost thereof to the Landlord as additional rent under this lease. Such additional rent shall be billed monthly.

68. THE TENANT HAS THOROUGHLY EXAMINED THE DEMISED PREMISES. TENANT AGREES TO ACCEPT THE SAID PREMISES "AS IS" EXCEPT FOR LATENT DEFECTS, AND IN SUCH CONDITION AS THE SAME MAY BE AT THE DATE OF COMMENCEMENT OF THE TERM OF THIS LEASE, EXCEPT, LANDLORD REPRESENTS THAT TO THE BEST OF ITS KNOWLEDGE THE DEMISED PREMISES ARE FREE OF ALL HAZARDOUS SUBSTANCES AND IN COMPLIANCE WITH ALL APPLICABLE LAWS, ORDINANCES, CODES AND REGULATIONS PRIOR TO THE DATE OF DELIVERY OF POSSESSION OF THE DEMISED PREMISES. TENANT SHALL NOT CAUSE OR PERMIT HAZARDOUS MATERIALS TO BE INTRODUCED AND THEREAFTER USED, TRANSPORTED, STORED, RELEASED, HANDLED, PRODUCED OR INSTALLED IN, ON OR FROM THE DEMISED PREMISES OR THE BUILDING, EXCEPT IN COMPLIANCE WITH LAWS. LANDLORD WILL REMOVE ANY EXISTING HAZARDOUS MATERIALS AS OF THE DATE OF THIS LEASE IN COMPLIANCE WITH LAWS. LANDLORD SHALL NOT BE OBLIGATED OR REQUIRED TO DO ANY WORK OR MAY ANY ALTERATION OR INSTALL ANY FIXTURES, EQUIPMENT OR IMPROVEMENTS, OR MAKE ANY REPAIRS OR REPLACEMENTS TO OR ON THE DEMISED PREMISES OR ANY PORTION OF THE BUILDING IN WHICH THE SAME IS SITUATED IN ORDER TO FIT THE SAME FOR TENANT'S USE, EXCEPT AS SET FORTH IN THIS LEASE.

69. WHEREVER IN THIS LEASE THE CONSENT OR APPROVAL OF THE LANDLORD IS REQUIRED OR NECESSARY, THE SAME WILL NOT BE UNREASONABLY WITHHELD OR DELAYED.

70. THE LANDLORD REPRESENTS THAT THE PREMISES MAY BE USED FOR THE PURPOSES FOR WHICH THEY HAVE BEEN LEASED AS SET FORTH IN ARTICLE #2 OF THIS LEASE.

71. IT IS UNDERSTOOD AND AGREED THAT TENANT MAY ASSIGN THIS LEASE OR SUBLET ALL OR ANY PART OF THE DEMISED PREMISES WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD TO (A) ANY PARENT, SUBSIDIARY OR AFFILIATE OF TENANT; (B) A JOINT VENTURER OF TENANT; (C) ANY ENTITY RESULTING FROM A MERGER OR CONSOLIDATION WITH TENANT; (D) ANY ENTITY SUCCEEDING TO THE BUSINESS AND ASSETS OR STOCK OF TENANT;
(E) THE TRANSFER OF STOCK BETWEEN AND AMONG EXISTING SHAREHOLDERS AND THEIR IMMEDIATE FAMILIES; (F) THE TRANSFER OF STOCK IN CONNECTION WITH A PUBLIC OFFERING OR PRIVATE PLACEMENT OF TENANT.

                                                                     INITIALS
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

RIDER AGREEMENT:

TO BE ATTACHED TO AND FORM A PART OF:

LEASE DATED JANUARY 14, 2008          PREMISES ENTIRE 9TH FLOOR - 42-52 WEST 39TH STREET
           ------------------                  ---------------------------------------------------
BETWEEN     42-52 WEST 39 STREET LLC                                                   AS LANDLORD
       -------------------------------------------------------------------------------
AND         BLUEFLY, INC.                                                                AS TENANT
       ---------------------------------------------------------------------------------

ADDENDUM TO ARTICLE #7:
-----------------------

     LANDLORD SHALL USE ITS REASONABLE EFFORTS TO OBTAIN A NON-DISTURBANCE AGREEMENT FROM THE CURRENT OR FUTURE MORTGAGEES.

ADDENDUM TO ARTICLE #13:
-----------------------

     EXCEPT IN THE EVENT OF AN EMERGENCY OR WHERE SUCH ENTRY IS REQUIRED BY LAW, LANDLORD'S RIGHT OF ENTRY SHALL BE EXERCISED FOLLOWING REASONABLE ADVANCE NOTICE TO TENANT. LANDLORD AGREES THAT, WHILE EXERCISING SUCH RIGHT OF ENTRY OR MAKING SUCH REPAIRS, REPLACEMENTS AND IMPROVEMENTS, IT SHALL USE REASONABLE EFFORTS TO AVOID INTERFERING WITH TENANT'S BUSINESS OR DISRUPTING THE SAME.

ADDENDUM TO ARTICLE #37:
-----------------------

     THE MAINTENANCE OF ALL WINDOW GLASS SHALL BE THE RESPONSIBILITY OF THE TENANT AND SHALL BE KEPT IN GOOD REPAIR AT ITS SOLE COST AND EXPENSE.

                                                                     INITIALS
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